Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE | PAGE OF PAGES 1 2

2. AMENDMENT/MODIFICATION NO. 0002	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS157510	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE ASPR-BARDA ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA01 ASPR-BARDA 330 Independence Ave, SW, Rm G644 Washington DC 20201	

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

BIOCRYST PHARMACEUTICALS, INC. 726613
BIOCRYST PHARMACEUTICALS, INC.
4505 EMPEROR BLVD STE 200
DURHAM NC 277038457

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201500007C

10B. DATED (SEE ITEM 13) 03/27/2015

CODE 726613 | FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
2015.1992013.25103 Net Increase: $119,123.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Bi-lateral: Mutual Agreement of the Parties and FAR 52.217-7

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 62-1413174
DUNS Number: 618194609

A. The purpose of this bi-lateral modification is to exercise Option 3 under CLIN 0004 of the contract.

The total period of performance of Option 3 CLIN 0004 under the contract is from ***

1. This modification hereby results in an increase in the total amount of the contract as follows:

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Alane Barnes, VP, General Counsel	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) THOMAS P. HASTINGS	
15B. CONTRACTOR/OFFEROR [signature] (Signature of person authorized to sign)	15C. DATE SIGNED 7/8/2015	16B. UNITED STATES OF AMERICA [signature] (Signature of Contracting Officer)	16C. DATE SIGNED 7/8/15

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

CONTINUATION SHEET

REFERENCE NO. OF DOCUMENT BEING CONTINUED: HHSO100201500007C/0002

NAME OF OFFEROR OR CONTRACTOR: BIOCRYST PHARMACEUTICALS, INC. 726613

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	The Total Estimated Cost of the contract is increased by $ *** , from $ *** to $ ***				
	The Total Estimated Fee of the contract is increased by $ *** from $*** to $ ***				
	The Total Estimated Cost Plus Fixed Fee of the contract is increased by $119,123, from $12,133,606 to $12,252,729				
	2. In Block 14 of the SF26, the following CAN number is added:				
	CAN# 1992013 FY15 $119,123				
	This change does not increase the total amount or period of performance of the Base Period/CLIN 0001.				
	B. All other terms and conditions of the contract remain unchanged				
	Delivery: 07/08/2015 Delivery Location Code: HHS HHS 200 Independence Avenue, SW Washington DC 20201 US				
	Appr. Yr.: 2015 CAN: 1992013 Object Class: 25103 FOB: Destination Period of Performance: 03/31/2015 to 09/30/2016				
	Change Item 4 to read as follows(amount shown is the obligated amount):				
4	Option 3 In Vitro Experiments Obligated Amount: $119,123.00				119,123.00

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110